SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

CROWN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

NEW JERSEY (State or other jurisdiction of incorporation)	0-23410 (Commission File Number)	13-1924455 (IRS Employer Identification No.

525 Washington Boulevard, Jersey City, NJ (Address of principal executive offices)	07310 (Zip Code)

(201) 459-9500

(Registrant’s telephone number, including area code)

Crown Financial Group, Inc.

Current Report on Form 8-K

Item 5.	Other Events and Regulation FD Disclosure

On October 28, 2003 the registrant issued a press release announcing Robert L. Slezak joined the registrant’s Board of Directors and is the new Chairman of the Audit Committee. The press release is attached hereto as Exhibit 99.1.

Item 7.	Financial Statements and Exhibits.

1.	Financial Statements

Not required

2.	Pro forma Financial Information

Not required

3.	Exhibits

Exhibit No.	Description

99.1	Press release of registrant issued October 28, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: October 30, 2003

CROWN FINANCIAL GROUP, INC.

By:	/s/ MICHAEL T. DORSEY

Name:	Michael T. Dorsey
Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of registrant dated October 28, 2003.